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                                                                  Exhibit 10.20

                             SUBSCRIPTION AGREEMENT

Hippo, Inc.
4400 N. Federal Highway
Suite 210
Boca Raton, Florida 33431

Attn: Mr. Paul Berger

         Re:      Purchase of Notes and Warrants
                  ------------------------------

Gentlemen:

         1. (a) The undersigned hereby subscribes for ___ units (the "Units"), each Unit consisting of a non-transferable $______ principal amount promissory note (each, a "Note") of Hippo, Inc., a Delaware corporation (the "Company") and _______________________________________________________________________ warrants
(each, a "Warrant") to purchase one share of common stock [per warrant at the Initial Public Offering ("IPO") of the Company.] The Note and any interest shall be repaid within five business days following the close of the IPO, or in the event the IPO does not occur, no later than September 30, 1998. [The Warrants shall be offered on the identical terms of those being offered to the public at the IPO and shall be locked up for a period of one (1) year after the IPO. All investors with a minimum $50,000 investment will receive a complimentary set of Tegra brand golf clubs.] The undersigned hereby agrees to pay the Company the amount of $______ for each Unit subscribed for at the closing of the purchase of the Units (the "Closing"), which will occur if and when the Company accepts this Subscription Agreement. The undersigned understands that a minimum investment of the Units, or $______, is required although the Company may accept less than the minimum at its discretion. The Notes and the Warrants shall hereinafter be referred to collectively as the "Securities".

                  (b) Either (i) a check in the amount of the undersigned's entire purchase price for the Units is enclosed herewith, or (ii) the undersigned has effectuated a wire transfer concurrently herewith to the non-interest bearing Hippo Account at the following bank address:

                           Barnett Bank of Palm Beach County
                           1000 North Federal Highway
                           Boca Raton, FL 33431

                           ABA# 063000047

                           Account:         Hippo, Inc.
                                            1611993474


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                  Such payment will be returned, without deduction and without interest, in the event that this subscription is not accepted by the Company or the private placement of the Securities (the "Private Placement") is withdrawn or otherwise does not close.

         2. To induce the Company to accept this subscription, the undersigned hereby agrees that within five (5) days after receipt of written request from the Company, the undersigned will provide such information and execute and deliver such documents as the Company may reasonably request to comply with any and all laws and ordinances to which the Company may be subject, including without limitation, the securities laws of the United States of America or any other jurisdiction.

         3. To induce the Company to accept this subscription, the undersigned hereby represents, warrants and agrees that:

                  (a) The information provided by the undersigned in the Confidential Purchaser Questionnaire enclosed herewith, and any other information provided to the Company by the undersigned, is true and correct in all respects as of the date hereof and will be true and correct in all respects an of the Closing (or, if there have been any changes in such information since the date the Confidential Purchaser Questionnaire or such other information was furnished to the Company, the undersigned has advised the Company in writing of such changes).

                  (b) The undersigned, if an individual, is over 21 years of age, and the address set forth below is the true residence and domicile of the undersigned, and the undersigned has no present intention of becoming a resident or domiciliary of any other state or jurisdiction. If a corporation, trust, partnership or other entity, the undersigned has its principal place of business at the address set forth below.

                  (c) The undersigned has received and reviewed carefully the Company's Private Placement Memorandum dated ____________________________, (the "Memorandum").

                  (d) The undersigned has had an opportunity to ask questions of and receive answers from the Company concerning the Company and all other matters pertinent to an investment in the Securities, and all such questions have been answered to the full satisfaction of the undersigned. The undersigned has been given access to the Company's books and records and all other documents and information that the undersigned has requested related to an investment in the Securities.

                  (e) Except as set forth in the Memorandum, no representation or warranties have been made to the undersigned by the Company or any agent, employee or affiliate thereof, and no oral or written information furnished to the undersigned or his advisors, if any, was in any way inconsistent with the Memorandum. In entering into this transaction, the undersigned is not relying upon any information other than that contained in the Memorandum and the results of the undersigned's own investigation.

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                  (f) The undersigned understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state blue sky or securities law, in reliance on exemptions thereunder, that they have not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state authority or agency, and that no such authority or agency has passed on the accuracy or adequacy of the Memorandum.

                  (g) The undersigned is acquiring the Securities for the undersigned's own account, for investment purposes only, and not for, with a view to or in connection with any resale or other distribution thereof, in whole or in part.

                  (h) [Other than Argent Securities, Inc.,] the undersigned has not employed or dealt with a broker or finder, or any other similar person or entity who may be entitled to compensation, in connection with this proposed purchase of the Securities.

                  (i) The undersigned has carefully considered and has, to the extent he believes appropriate, discussed with his professional legal, tax and financial advisors the suitability of an investment in the Company for his particular tax and financial situation and has determined that the Securities are a suitable investment for him.

                  (j) The undersigned (either alone, or, if the undersigned in the undersigned's Confidential Purchaser Questionnaire designated one or more Investor Representatives, together with such Investor Representative(s)) has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company.

                  (k) The undersigned is an "accredited investor," as such term is defined in Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act.

                  (l) The undersigned acknowledges and understands that:

                           (i) The Securities are a speculative investment and
                  involve substantial risks.

                           (ii) The Company has limited financial resources and
                  operating history.

                           (iii) The Securities will constitute "restricted
                  securities" within the meaning of Rule 144 promulgated under the Securities Act; there are substantial restrictions on the transferability of the Securities; there will be no public market for the Securities; the Securities cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available; Rule 144
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                  is not now available to provide an exemption for resale of the
                  Securities because the Company is not required to file, and does not file, current reports under the Securities Exchange Act of 1934, as amended, and because information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports is not now publicly available; the Company may become a reporting entity at some future date, but no assurance can be given that it will do so; and accordingly, it may not be possible for the undersigned to liquidate the undersigned's investment in the Securities when the undersigned wants to do so.

                           (iv) The Notes and the warrants are not transferable
                  except with the Company's prior written consent, which may be withheld in the Company's sole discretion.

                  (m)      The undersigned is able:

                           (i) to bear the full economic risk of an investment
                  in the Securities;

                           (ii) to hold the Securities indefinitely; and

                           (iii) to afford a complete loss of the undersigned's
                  investment in the Securities.

                  (n) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or other entity,

                           (i) the execution and delivery of this Subscription
                  Agreement, the Confidential Purchaser Questionnaire and any other instruments executed and delivered on behalf of such partnership, corporation, trust or other entity, and the purchase of the Securities by such entity, have been duly authorized;

                           (ii) this Subscription Agreement is binding upon such
                  partnership, corporation, trust or other entity; and

                           (iii) such partnership, corporation, trust or other
                  entity was not formed for the specific purpose of investing in the Company.

         4. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained in paragraph 3 hereof, and that the Company intends to rely upon them. The undersigned hereby agrees to indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Subscription Agreement or otherwise.

                                       -4-

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         5. The undersigned hereby agrees that the Company or its transfer agent(s) may maintain "stop transfer"orders with respect to the Securities and that in addition to any other legends which counsel for the Company shall deem necessary or desirable to cause the sale of the Securities to the undersigned to be exempt under the blue sky or securities laws of any state, each of the Securities will bear a conspicuous legend in substantially the following form:

         The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the provisions of any applicable state securities laws, and may not be sold, pledged, hypothecated or otherwise transferred unless (i) a registration statement with respect thereto is effective under the Securities Act or (ii) the Company has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

        [6. No reliance upon placement agent. This investment is made without any reliance from information, either verbal or written, provided by Argent Securities, Inc. Accordingly, the undersigned agrees to hold harmless Argent Securities, Inc. for any and all losses, damages, liabilities, expenses (including attorney fees) of any kind that may occur as a result from making this investment.]

         7. (a) It is understood that this Subscription Agreement is not binding on the Company until the Company accepts it, which acceptance is at the sole discretion of the Company, by executing this Subscription Agreement where indicated. The Company will have the right to reject this Subscription Agreement, in whole or in part, and will not be obligated to allocate the Securities among subscribers pro rata in the event of an over-subscription. This Subscription Agreement will be null and void if the Company does not accept it. If the Company does not accept this Subscription, any payment tendered by the undersigned herewith will be returned to the undersigned without interest, and the Company and the undersigned will have no further obligation to each other hereunder.

                  (b) It is understood that the Company will have the right to terminate or withdraw the Private Placement at any time. The undersigned also understands that there is no aggregate minimum dollar level of accepted subscriptions required as a condition to the Closing. In the event that the Private Placement is withdrawn or otherwise does not close as to the undersigned's subscription, any payment rendered by the undersigned herewith will be returned to the undersigned without interest.

         8. (a) This Subscription Agreement is not transferable or assignable by the undersigned. Except as otherwise provided by applicable law, this Subscription Agreement may


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not be revoked or canceled by the undersigned, unless the Company in its sole discretion consents to revocation, rejects the subscription or withdraws the Private Placement.

                  (b) The representations, warranties, understandings and acknowledgments in this Agreement are true and accurate as of the date hereof, shall be true and accurate on the date of the acceptance hereof by the Company and shall survive thereafter.

                  (c) All notices or other communications to be given or made hereunder shall be in writing and shall be delivered personally or mailed, by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Company as the case may be, at their respective addresses set forth herein.

                  (d) This Subscription Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

                  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, representations, warranties and understandings in connection herewith. This Agreement may be amended only by a writing executed by all parties hereto.

                  IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as an instrument under seal on the date set forth below.



                             Name of Subscriber



Date                         Signature



                             Title (if the subscriber is not a natural person)

Amount of Investment $__________




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                               Please print information
                               below exactly as you wish
                               it to appear in the records
                               of the Company.



                               Name and capacity in which
                               subscription is made see
                               next page for particular
                               requirements.


                               ADDRESS:


                               Number and Street


                               City              State            Zip Code



                               Social Security Number or other Taxpayer
                               Identification Number



                               Address for notices if different from above



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                  Additional Execution Page -- to be completed
                     in all cases except where subscriber is
                       an individual acting as such solely
                           for his or her own account.

Please check to indicate form of ownership of, or organization of entity acquiring, Units.

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
_____ TENANTS-IN-COMMON                          _____ CORPORATION
(Both parties must sign on preceding             (A certificate of corporate resolution
page.)                                           authorizing attached or sent under separate
_____ JOINT TENANTS WITH RIGHT                   cover.)
OF SURVIVORSHIP
(Both parties must sign.)
_____ COMMUNITY PROPERTY                         _____ PARTNERSHIP
(One signature required if interest held in      (A copy of Certificate of Limited
one name, i.e., managing spouse; two             Partnership or Partnership Agreement or
signatures execute this Subscription             other evidence of authority must be
Agreement required if interest held in           attached or sent under separate cover.)
both names.)
_____ TRUST
The name of the trust, name of trustee,
and date trust was formed:


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(A copy of the Trust-Agreement or other
authorization must be attached or
forwarded under separate cover.)



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